                                                                   EXHIBIT 10.24

                                MASTER AGREEMENT

     This Master Agreement (together with all exhibits and attachments hereto and as modified from time to time, this "Agreement") effective as of December 23, 1999 (the "EFFECTIVE DATE"), is entered into by and between Charles Schwab & Co., Inc., a California corporation, with its principal place of business at 101 Montgomery Street, San Francisco, CA 94104 and its affiliates, successors and assigns ("SCHWAB"), and Aether Systems, Inc., a Delaware corporation, with its principal place of business at 11460 Conridge Avenue, Suite 106, Owings Mills, MD 21117 ("AETHER").

                                    RECITALS

     A. Schwab is registered as a broker-dealer with the U.S. Securities and Exchange Commission (the "SEC") and is a member of the New York Stock Exchange (the "NYSE") and the National Association of Securities Dealers, Inc. (the "NASD"). Schwab offers various financial services, including without limitation, brokerage services. Schwab makes such financial services available to customers, prospects and other users (collectively "SCHWAB USERS") through web sites, desktops, email, wireless and other communications channels developed, owned, licensed, operated, hosted or otherwise controlled by Schwab or any Schwab affiliate ("SCHWAB SERVICES");

     B. Aether has developed a suite of technologies, competencies and services for the enabling of wireless data communication access, including the development or provision of any related software supporting multiple wireless data networks, information appliance devices and server technologies ("WIRELESS SYSTEMS");

     C. From time to time, Schwab may wish to make available to certain Schwab Users certain Schwab Services through a wireless data access and transaction system; and

     D. Aether is available to develop, integrate, test, deploy, license and/or support such Wireless Systems for use by Schwab and certain Schwab Users.

     NOW, THEREFORE, in consideration of the mutual promises, conditions and covenants set forth herein, and in return for good and valuable consideration, the receipt and sufficiency of which is hereby specifically acknowledged, Schwab and Aether hereby agree as follows:


                                       I.

                         DEVELOPMENT OF WIRELESS SYSTEMS

     1.1 WIRELESS PROJECTS. Schwab retains Aether, and Aether agrees, to perform one or more projects involving the development, maintenance and/or support of Wireless Systems (each, a "WIRELESS PROJECT"). Each Wireless Project will be described in a written statement of work (a "WIRELESS PROJECT SCHEDULE" or "WP SCHEDULE"), each of which will be

                                  Confidential
                                  Page l of 22
effective when signed by Schwab and Aether. Each such WP Schedule will be numbered and titled, and will set forth the respective responsibilities of Schwab and Aether. Such WP Schedules will include, but will not be limited to, each of the following items whenever such item is applicable to the Wireless System covered by such WP Schedule:

     a. The effective date and term of the Wireless Project Schedule;

     b. The incorporation of this Agreement by reference;

     c. A description of the Wireless System, including specifications regarding functionality, configuration, compatibility and integration;

     d. The teaming approach with resource estimates;

     e. Delivery and implementation schedules;

     f. Testing and acceptance criteria;

     g. Operational and maintenance specifications;

     h. Required service levels, including technical and user support;

     i. Licenses and ownership;

     j. Any marketing and promotional efforts; and

     k. Any additional or special terms and conditions.

     Subject to the terms and conditions of this Agreement, Aether will carry out and complete the duties and responsibilities set forth in the applicable WP Schedule. Aether agrees that the terms of this Agreement will apply to all services performed by Aether even if a WP Schedule has not been completed for a particular Wireless Project.

     1.2 NOTICE OF DELAYS. Whenever there is an actual or potential delay to Aether's performance under an applicable WP Schedule, Aether will immediately so notify Schwab. Aether acknowledges that its delay may adversely affect Schwab's business needs and hereby agrees to negotiate in good faith to arrive at an equitable adjustment to the terms of this Agreement and/or the applicable WP Schedule to compensate Schwab for any such delays.

     1.3 SCHWAB'S COOPERATION. Schwab acknowledges that Aether's ability to perform will require Schwab to perform certain tasks, which will be mutually agreed and set forth in the applicable WP Schedules. Schwab acknowledge that its failure to perform such obligations may adversely affect Aether's ability to meet its performance under this Agreement and hereby agrees to negotiate in good faith to arrive at an equitable adjustment to the terms of this Agreement and/or the applicable WP Schedule to compensate Aether for such additional effort and costs.

                                  Confidential

     1.4 SCHWAB REQUESTED MODIFICATIONS TO EXISTING WIRELESS SYSTEMS.
Schwab may request Aether to make modifications or enhancements to a Wireless System already subject to this Agreement (an "EXISTING WIRELESS SYSTEM"). Each such request will be described in a written statement of work describing such modifications, enhancements or new development in appropriate detail (a "CHANGE ORDER"). If the Change Order materially alters the original scope of the applicable WP Schedule, the parties will negotiate in good faith to establish a new WP Schedule.

          a. NON-MATERIAL MODIFICATIONS. If a Change Order does not require Aether to incur any additional material costs or expenses, then Aether will make such modifications within a commercially reasonable period in relation to Schwab's stated business or legal requirements.

          b. MATERIAL MODIFICATIONS. If a Change Order does require Aether to incur additional material costs or expenses, then, within ten (10) business days of receiving the Change Order, Aether will provide Schwab with a written, good-faith, non-binding assessment of such costs and expenses and the time required to perform the modifications required by the Change
Order. Schwab will notify Aether in writing within ten (10) days after receipt of any itemized statement from Aether as to whether Schwab wishes Aether to implement such Change Order based on such statement. Schwab will compensate Aether for implementation of such a Change Order in accordance with the terms and conditions of the relevant Change Order and Aether's statement, as provided prior to Aether's implementation of the Change
Order, if any.

     1.5 AETHER'S CHANGES AND UPGRADES. During the term of this Agreement and so long as payments are current, Schwab will be entitled, without charge, to all enhancements and changes to a Wireless System subject to this Agreement developed and offered by Aether independently for such Wireless System when and if made commercially available by Aether. In connection with such enhancements or changes, the functionality or performance of a Wireless System may be modified, including a conversion of its then existing software to a new version with new and/or enhanced software features. In the event of such a conversion, the parties agree that: (a) the new features will include at least the same level of functionality that Schwab previously received from Aether; (b) Schwab's payment obligations will remain unchanged during the then remaining term of this Agreement notwithstanding such a change or modification; and (c) Schwab shall be provided at least thirty (30) days in advance of any such changes, notice and a demonstration of such changes. If Schwab reasonably perceives such advanced demonstration to reveal a material adverse change to the performance of an applicable Wireless System or type of services to be provided by Aether or a material adverse effect on the compatibility with Schwab or the applicable end users' hardware, software or browser configurations, then Schwab may, in its sole and absolute discretion, reject such proposed changes or modifications, and Aether will continue to maintain and support the then-existing version of the applicable Wireless System for the remainder of this Agreement. In the event that Schwab does not reject the proposed change or modification, Aether represents, warrants and covenants that, with respect to matters under Aether's sole control, any such conversion of the Wireless System or its features will not cause: (a) any material delay or interruption of performance; (b) material loss or corruption of data; or (c) material incompatibilities with any software or hardware with which the applicable Wireless System is to be provided or used, including, but not limited to, (1) encryption or other security-related

                                  Confidential
systems provided by third parties; and (2) any portion of Schwab's or the applicable end users' hardware, software, or browser configurations. Without limiting the foregoing, with respect to each major upgrade or new version of a Wireless System, Aether shall provide to Schwab, upon Schwab's reasonable request, such onsite professional services during normal business hours as requested to effect the installation and integration of the upgrade or new version.

     1.6 AETHER RIGHT OF FIRST REFUSAL ON NEW DEVELOPMENTS. If at any time during the term of this Agreement, the mobile trading team within Schwab's Electronic Brokerage Enterprise decides to have a party other than Schwab or any Schwab Affiliate (as defined in Section 2.4 below) produce, develop, manufacture or otherwise create for any Schwab Service a wireless product or service involving the use of Handheld PCs ("HPCS") or Handheld Digital Personal Assistants ("PDAS"), or substantially similar devices, Schwab shall so notify Aether in writing. For a period of six weeks thereafter, Schwab shall negotiate exclusively and in good faith with Aether regarding the terms and conditions upon which Aether shall provide such products, services or technologies. If Aether and Schwab have not, at the end of such six week period, executed a new WP Schedule or Change Order relating to Aether's provision of such products, services or technologies, Schwab may negotiate with one or more third parties regarding the provision of such products, services or technologies; provided, however, that the mobile trading team within Schwab's Electronic Brokerage Enterprise may not enter into an agreement with a Comparable Third Party (as defined below) to provide such products, services or technologies on terms substantially more favorable to such third party than those terms offered to Aether in the aforementioned negotiations with Aether. If Schwab desires to retain such a Comparable Third Party to provide such products, services or technologies on terms substantially more favorable than offered to Aether, such new terms will be subject to Aether's right of first refusal as set forth hereunder. As used in this Section 1.6, the term "COMPARABLE THIRD PARTY" refers to any entity or individual that possesses, in Schwab's reasonable opinion, a substantially equivalent degree of expertise, resources and/or name recognition in connection with the new development under consideration.

     1.7 SCHWAB INTERNAL DEVELOPMENT. When the mobile trading team within Schwab's Electronic Brokerage Enterprise deems it appropriate, in its reasonable discretion, it will consult with Aether regarding its efforts to develop wireless services or products not included within an existing WP Schedule. Nothing in this Agreement will limit Schwab's right to internally develop and offer products and services that have the same or similar functionality as a Wireless System subject to this Agreement, to reproduce and distribute any products or services (including without limitation Wireless Systems) to Schwab Users either with or without Aether so long as such activities do not violate any of Aether's ownership rights under this Agreement or any applicable WP Schedule. Except as specifically provided with respect to a particular WP Schedule, Schwab is free to use any ideas, concepts, know-how, or techniques derived directly or indirectly from any Wireless System, other services provided by Aether, or Aether's retention under this Agreement for any purpose whatsoever, including, but not limited to, developing and offering products or services using such information.

     1.8 SCHWAB RIGHT OF FIRST REFUSAL. Upon receipt of a bona fide written offer (an "OFFER") to purchase (1) a Wireless System subject to this Agreement, or (2) any newly developed products, services or technologies relating to a wireless data access system that may have an application in providing financial services (collectively, the "OFFERED ASSETS"), which

                                  Confidential
offer Aether would otherwise accept but for this right of first refusal, Aether will within ten (10) business days thereafter deliver to Schwab written notice accompanied by a copy of the Offer, which will include the terms, conditions, pricing or valuation of consideration for the sale of the Offered Assets (the "NOTICE OF OFFER"). If part of or all of the consideration for the Offered Assets included in the Offer consists of non-cash consideration, the Notice of Offer will state the cash value of such non-cash consideration. For a period of twenty (20) days after receipt of the Notice of Offer, Schwab will have the right to purchase the Offered Assets on the same terms and conditions, including price, as the Offer by giving written notice of purchase to Aether. If Schwab does not exercise its right to purchase the Offered Assets pursuant to this
Section 1.8 within twenty (20) business days after receipt of the Notice of Offer, Aether may sell the Offered Assets pursuant to the terms of the Offer, on terms (including purchase price) not materially more favorable to the bona fide purchaser than the terms set forth in the Offer. If Aether desires to sell the Offered Assets on terms materially more favorable than set forth in the Offer, such new terms will be subject to Schwab's right of first refusal as set forth hereunder.

                                       II.

                               PROPRIETARY RIGHTS

     2.1 SCHWAB INTELLECTUAL PROPERTY. Unless expressly reserved to Aether within the applicable WP Schedule, all intellectual property conceived, created, made, invented, or discovered in connection with a Wireless System subject to this Agreement (collectively, the "WORKS"), whether conceived, created, discovered, made, or invented individually or jointly with others, will be and remain the absolute property of Schwab, as will all the worldwide patent, copyright, trade secret, or other intellectual property rights in all such Works. Aether irrevocably and unconditionally waives all rights that vest in Aether or any of its affiliates (whether before, on, or after the date of this Agreement) in connection with Aether's or of any of its affiliate's authorship of any such copyrightable Works.

     2.2 AETHER RESERVED INTELLECTUAL PROPERTY. All Works (as defined in Section
2.1 above) that are expressly reserved by Aether within the applicable WP Schedule, are and will be the property of Aether ("AETHER RESERVED INTELLECTUAL PROPERTY").

     2.3 LICENSE OF AETHER RESERVED INTELLECTUAL PROPERTY. In each occasion where a WP Schedule contains Aether Reserved Intellectual Property, Aether will grant to Schwab such licenses within the applicable WP as necessary for Schwab's use of the applicable Wireless System as contemplated by the corresponding WP Schedule.

     2.4 ASSIGNMENT AND TRANSFERS OF WIRELESS SYSTEMS. Unless otherwise provided in an applicable WP Schedule, Schwab may not assign, transfer or sub-license the license of a Wireless System governed by this Agreement, except to legal entities conducting financial services which Schwab controls, is controlled by, or is under common control with, where "control" means the direct or indirect ownership of at least 20% of the outstanding equity of such entity (a "SCHWAB AFFILIATE"). Schwab may assign, transfer or sub-license its rights under this Agreement, including the license to use a Wireless System, to Schwab Affiliates who

                                  Confidential
are not competitors of Aether, within Aether's reasonable judgment, upon 30 days' prior notice to Aether.

     2.5 ACCESS TO THIRD PARTIES. Both parties acknowledge and agree that no third party, including without limitation, Schwab Users, is granted permission to retain, modify, copy, or distribute any of the other's intellectual property that is accessed via a Wireless System, other than as expressly provided in the applicable WP Schedule. Each party will use commercially reasonable efforts to prevent third parties from (a) modifying a Wireless System or any portion thereof, (b) copying or duplicating a Wireless System, (c) renting, selling, leasing or otherwise transferring a Wireless System or any part thereof or use it for the benefit of any third party, (d) removing, obscuring, altering or failing to reproduce any notices, designations or other marks, (e) reverse assembling, reverse compiling or reverse engineering a Wireless System, or otherwise attempting to discover or use any source code or any other intellectual property, (f) marketing or selling all or a portion of a Wireless System or (g) allowing the use of or access to a Wireless System to anyone other than an individual or entity approved for such use or access by Schwab in accordance with the applicable WP Schedule. Each party will promptly notify the other in writing of any such retention, modification, copying, or distribution of which it obtains actual knowledge or has reason to believe, and each party agrees that it will immediately use commercially reasonable efforts to terminate the access to the applicable Wireless System of anyone who causes such retention, modification, copying, or distribution.

     2.6 OWNERSHIP OF USER INFORMATION. As between Schwab and Aether, User Information (as'defined herein) is and will remain the sole and exclusive property of Schwab. "USER INFORMATION" means all data information pertaining to or identifiable to a Schwab User including without limitation, (i) name, address, email address, passwords, personal financial information, personal preferences; demographic data; marketing data; data about securities transactions; credit data, or any other identification data; (ii) any information that reflects a Schwab User's interactions with a Schwab web site, including but not limited to, information concerning computer search paths, any profiles created or general usage data; or (iii) any data otherwise submitted by a Schwab User in the process of registering for the a Schwab web site (such as name, address, phone number an email address) and data submitted during the course of using a Schwab web site. Nothing in this Agreement will be construed as granting any ownership rights in Aether to User Information. However, Aether may receive or use User Information for the purposes contemplated by this Agreement, and if Aether learns or obtains any User Information, Aether will treat such User Information as proprietary and confidential to Schwab in accordance with this Agreement, whether or not Schwab intentionally disclosed such User Information to Aether.

     2.7 OWNERSHIP OF DOMAIN NAMES. Each party will retain all right, title and interest in and to, and ownership of, their own respective Domain Names, and the other party will not acquire any right, title, or interest therein. Each party acknowledges that the Domain Names will be associated with the respective parties and/or their affiliates and that each party will build up substantial goodwill in the Domain Names and, accordingly, that the Domain Names will be a valid trademark and/or service mark of the respective parties and/or their affiliates.

                                  Confidential

     2.8 STATUTORY RIGHTS. Except as expressly provided in this Agreement or within an applicable WP Schedule, nothing in this Agreement will diminish either party's rights in any property or technology owned by such party (or its licensors) under any applicable law governing intellectual property rights.

                                      III.

                     GENERAL REQUIREMENTS FOR THE OPERATION
                       AND MAINTENANCE OF WIRELESS SYSTEMS

     3.1 INTENT OF THE PARTIES. The parties hereto acknowledge that Aether's obligations under this Agreement with respect to Wireless Systems are and will relate primarily to providing the connectivity and associative support services to enable Schwab Users to access certain data and execute certain transactions through wireless devices. The parties do not intend for Aether to be deemed a broker or dealer or be involved in the effecting of any securities transactions. With respect to all Wireless Systems governed by this Agreement, Schwab accepts the following responsibilities in connection with the use and operation of such Wireless Systems:

          a. SCREENING CUSTOMER ACCESS AND TRANSACTIONS. Schwab will be solely responsible for determining whether to grant access to a Wireless System to a particular Schwab User, subject only to any licensing restrictions contained in a corresponding WP Schedule.

          b. EFFECTING CUSTOMERS' SECURITIES TRANSACTIONS. Schwab will be responsible for accepting and supervising each securities order and continuing securities transaction and securities accounts to assure compliance with its regulatory responsibilities under applicable securities laws. Schwab will be solely responsible for notifying Aether of any modifications necessary to fulfill Schwab's legal and regulatory responsibilities.

     3.2 STANDARD OF PERFORMANCE. Aether warrants to Schwab that it will maintain an adequate number of personnel who are qualified and responsive for the term of this Agreement and perform each Wireless Project in accordance at the highest level of service that Aether delivers to its other customers and in accordance with generally accepted professional standards for similar services in effect at the time of such performance. Without limiting the foregoing, Aether will provide prompt and professional responses to all Schwab requests and will fulfill the service levels set forth in the applicable WP Schedule.

     3.3 QUALITY CONTROL. Aether shall institute quality controls, including suitable testing procedures, if any, to ensure the availability of all Wireless Systems developed and/or maintained by this Agreement and to ensure that such Wireless Systems perform in accordance with the applicable specifications and in a manner consistent with the highest applicable industry standards. Upon Schwab's reasonable request, Schwab will have the right to review Aether's quality controls in order to verify and/or improve the quality of the Wireless Systems and the Wireless Systems' performance.

                                  Confidential

     3.4 OPERATIONAL AND MAINTENANCE REQUIREMENTS. Each party will carry out and complete the duties and responsibilities with respect to operating, maintaining and/or supporting a Wireless System as set forth in the applicable WP Schedule.

     3.5 TRAINING SERVICES. With respect to all Wireless Systems, Aether will provide sufficient training and technical support to Schwab to enable its personnel to properly use the Wireless System. Such training shall be described in the applicable WP Schedule. Schwab may reproduce any training material provided by Aether for the purpose of training Schwab's personnel. Any such reproduction shall include any applicable copyright or similar proprietary notices contained in the items being reproduced.

     3.6 PROVIDING ACCESS TO DATA. With respect to each Wireless System, Aether will take all commercially reasonable steps necessary for Schwab to have immediate and continuous access to such data as is necessary and desirable for Schwab to fulfill its responsibilities as a broker-dealer under federal and state laws and the rules and regulations of applicable self-regulatory organizations.

     3.7 MAINTENANCE OF BOOKS AND RECORDS. Aether will design and maintain each Wireless System in a manner that Schwab may continue to maintain books and records of all transactions in an account executed, cleared or settled through or by Schwab in accordance with the generally accepted practices in the securities industry and as required by all applicable laws and regulations.

     3.8 INCLUSION OF THIRD PARTY MATERIAL. Aether agrees that it will, at Schwab's request, make the financial information identified as "THIRD PARTY MATERIAL" within the applicable WP Schedule accessible through the corresponding Wireless System. Schwab understands that Aether will obtain such financial information from various independent third parties, such as stock exchanges and others. Aether does not guarantee or warrant such information. There may be delays, omissions or inaccuracies in the information. Aether will not have any liability, contingent or otherwise, for such information, or for any decision made or taken by Schwab or any of its customers, including without limitation Schwab Users, in reliance upon such information or for the interruption of any data, information or other aspect of such information. Except as expressly provided in the applicable WP Schedule, no person accessing a Wireless System, including without limitation Schwab and Schwab Users, will have any rights to use, transmit or re-transmit any such information, and no person, including without limitation Schwab and Schwab Users, will acquire any rights to such information, except in accordance with this Agreement.

     3.9 REGULATORY APPROVALS. Aether will be solely responsible for obtaining approvals for the initial and continued use of each Wireless System that may be required by state and/or federal authorities.

     3.10 COMPLIANCE AND INSPECTION RIGHTS. Each party will have the right, but not the duty, of unrestricted access to inspect and review the Wireless Systems governed by this Agreement in a manner consistent with their respective responsibilities under this Agreement, any supervisory responsibilities under state and federal law and the rules and regulations of applicable self-regulatory organizations.

                                  Confidential

     3.11 ADVERTISING AND LINKS. Aether will not permit any advertisements within or links to a Wireless System without the prior written consent of Schwab.

     3.12 USAGE INFORMATION. Aether will, upon request, provide Schwab with all information reasonably available regarding usage of the Wireless Systems governed by this Agreement.

     3.13 OUTSOURCING. Aether may use independent contractors who are natural persons in fulfilling its duties under this Agreement provided that Aether will be responsible and liable for such independent contractors and will obtain confidentiality agreements from such independent contractors. Such confidentiality agreements must contain: (i) provisions which require that the independent contractor comply with the terms and conditions of Article VII of this Agreement; and (ii) language providing that Schwab may enforce its rights against the independent contractor as an intended third party beneficiary of such agreement, even though Schwab is not a party to such agreement, provided that Schwab's right to exercise such rights will be conditioned on its having given Aether reasonable prior written notice of Schwab's intention to do so, and specific reasons for doing so, such that Aether has a reasonable opportunity to resolve the issue that Schwab has with such independent contractor. Otherwise, Aether may not assign or delegate this Agreement nor any of its rights, duties or obligations under this Agreement without the express written consent of Schwab which may be conditioned upon certain terms. Any purported assignment or delegation in violation of this provision shall be void at the option of Schwab. Schwab's consent shall not be deemed an endorsement of such assignment or delegation and shall not relieve Aether of any of its obligations or liabilities under this Agreement. Any such assignment, delegation or subcontracting, even if approved by Schwab, will be at Aether's own risk and expense.

                                       IV.

                                 INDEMNIFICATION

     4.1 INDEMNIFICATION. Each party (the "INDEMNIFYING PARTY") will indemnify and hold harmless the other, its affiliates, successors and assigns and the directors, officers and employees and agents of any of them (each an "INDEMNIFIED PARTY"), from any claim, loss, damage, expense or liability arising out of incurred by any such person due to or arising out of (1) the breach of the obligations, representations, or warranties contained in this Agreement, (2) as a result of any claim or assertion that the Indemnifying Party has infringed or violated the intellectual property rights of any third party or (3) the gross negligence or willful misconduct of the Indemnifying Party or its directors, officers or employees, except to the extent arising out of or based on any grossly negligent act or omission of an Indemnified Party with respect to the subject matter of this Agreement; provided that the Indemnified Party provides the Indemnifying Party with (i) prompt written notice of such claim or action,
(ii) sole control and authority over the defense and over the defense or settlement of such claim or action, and (iii) proper and full information and reasonable assistance to defend and/or settle any such claim or action.

                                  Confidential

                                       V.

                                FEES AND PRICING

     5.1 FEES AND EXPENSES. During the term of this Agreement, Schwab will pay to Aether the fees specified in the applicable WP Schedule for the corresponding Wireless System and any other products and services specified therein. Aether will create detailed invoices, listing each WP Schedule, and each fee and calculation for that fee. Aether will forward detailed invoices to Schwab for payment whenever agreed upon fees are incurred, but not more frequently than every thirty (30) days. Upon receipt of an invoice, Schwab will process it in the normal course of business and pay within thirty (30) days.

     5.2 NO OTHER PAYMENTS. Except as specified in an applicable WP Schedule, Schwab will not be obligated to make any payments to Aether for any products or services under this Agreement, unless otherwise agreed to by Schwab in writing after the date of this Agreement. In particular, unless otherwise specified in an applicable WP Schedule, Aether will be responsible for the costs associated with developing, installing, maintaining, operating, accessing and/or using a Wireless System in accordance with Schwab's recommendations and/or compatibility requirements.

     5.3 MOST FAVORED STATUS. If during the course of this Agreement, Aether provides a Wireless System (or services or products that are substantially similar in scope, functionality, resources, and user base) to any comparable customer on more favorable terms and conditions than those then in place with Schwab, then notwithstanding any arrangement then in place with Schwab, Schwab shall be entitled to the more favorable terms as of the effective date of such comparable customer agreement. Aether shall notify Schwab in writing of the applicable terms of such comparable customer agreement within thirty (30) calendar days following the execution of any such comparable customer agreement and shall be obligated disclose, unless contractually prevented from doing so, the identity of any such comparable customer. In the event that payment has been made by Schwab prior to notice from Aether, Schwab shall be entitled to a credit adjustment in the next statement of costs and fees from Aether retroactive to the date of the effective date of Aether's agreement with said comparable customer.

     5.4 RENEWAL PRICING. In the event that a WP Schedule is renewed beyond the initial term (as defined within the applicable WP Schedule), the parties agree that they will negotiate in good faith to set renewal pricing for maintenance and support and for the cost of any new version of the applicable Wireless System.

     5.5 TAXES. Aether will pay all taxes due on the payments Aether receives under this Agreement, including sales and use tax, if any.

                                  Confidential

                                       VI.

                         REPRESENTATIONS AND WARRANTIES

     6.1 RECIPROCAL WARRANTIES. Aether and Schwab each represent and warrant with respect to itself as follows: (a) such party is duly organized, validly existing, and in good standing under the laws of the state in which it is organized, and has the power and authority to carry on its business as now being conducted, (b) such party has the financial resources, personnel and organizational resources to perform its obligations under this Agreement and will notify the other of any change in such party's circumstances that would materially adversely impact its ability to perform its obligations under this Agreement, (c) that there is no action, suit or proceeding before or by any court or governmental agency or body or otherwise, now pending, or to the knowledge of each party, threatened against or affecting such party or its property that may result in a material adverse change in the condition, financial or otherwise or business prospects of such party, and (d) this Agreement has been duly executed and delivered on behalf of such party and is a legal and binding obligation of such party enforceable against it in accordance with the terms of this Agreement except (i) as the same may be limited by bankruptcy, insolvency, reorganization, or other laws or equitable principles relating to or affecting the enforcement of creditors' rights and (ii) that the availability of equitable remedies including specific performance is subject to general equitable principles applied at the discretion of a court.

     6.2 REPRESENTATIONS OF SCHWAB. In connection with its activities hereunder, Schwab represents and warrants to Aether that:

          a. Schwab is and will remain properly registered as a broker-dealer with the SEC and each state, territory and jurisdiction in which it is subject to registration, licensing, qualification and/or certification requirements for the duration of this Agreement;

          b. Schwab will comply fully with the terms and conditions set forth in this Agreement and with all applicable statutes, rules and regulations in any jurisdiction in which it will offer and provide retail, wireless data access and transaction services under this Agreement;

          c. Schwab has obtained all required governmental and regulatory licenses, registrations and approvals as may be necessary for it to offer and provide wireless data access and transaction services under the terms of this Agreement; and

          d. Schwab represents and warrants that it will offer and provide wireless data access and transaction services in a manner consistent with all federal and state laws and the rules and requirements of the SEC, the NYSE and all other applicable self-regulatory agencies.

     6.3 REPRESENTATIONS OF AETHER. In connection with its activities hereunder, Aether represents and warrants to Schwab that:

                                  Confidential

         a. Aether is highly skilled and experienced in developing a suite of technologies, competencies and services for the enabling of wireless data communication access supporting multiple wireless data networks, information appliance devices and server technologies, and Aether also possesses the additional expertise needed to develop such Wireless Systems for Schwab as contemplated by this Agreement;

         b. Aether will comply fully with the terms and conditions set forth in this Agreement and with all applicable statutes, rules and regulations in any jurisdiction in which it will offer and provide wireless communication services under this Agreement;

         c. Aether has obtained all required governmental and regulatory licenses, registrations and approvals as may be necessary for it to offer and provide wireless communication services under the terms of this Agreement;

         d. Without limiting any other warranty or obligation specified in this Agreement, or in any other agreement, Aether expressly warrants to Schwab that the Wireless Systems governed by this Agreement, including all related software, and all services furnished under this Agreement will at all times be Year 2000 Compliant. "YEAR 2000 COMPLIANT" means that the Wireless Systems and services will operate and: (i) will correctly store, represent, and process (including sort) all dates (including single and multi-currency formulas and leap year calculations), such that errors will not occur when the date being used is in the Year 2000, or in a year preceding or following the Year 2000; and
(ii) will not cause or result in an abnormal termination or ending. Aether further warrants that in providing the Wireless Systems and services to Schwab, all of Aether's information processing services are and at all times will be Year 2000 Compliant;

         e. To Aether's knowledge, the System does not and will not infringe or violate the intellectual property rights of any third party;

         f. On the date that it executes this Agreement, Aether is not located in a foreign country, acting on behalf of or in concert with any foreign person or foreign government or attempting in any way to evade U.S. export controls on encryption; and

         g. The Wireless Systems, including without limitation their corresponding software:

          (i) will not contain viruses, Trojan horses, worms, time bombs, cancelbots or other similar harmful or deleterious programming routines; and

          (ii) will transmit all data and information to Schwab and applicable end users without damage, corruption or other changes save and except for the encryption of such information as applicable.

     6.4 DISCLAIMERS. Except as expressly provided in this Agreement or any applicable WP Assignment, neither party makes any warranty of any nature whatsoever regarding a Wireless System, including without limitation, any warranty of Merchantability, Fitness for a Particular Purpose or compliance with law or specifications.

                                  Confidential

                                      VII.

                      CONFIDENTIALITY AND NON-SOLICITATION

     7.1 DEFINITION OF CONFIDENTIAL INFORMATION. Each party agrees that all information supplied by one party to the other including, without limitation,
(i) source code, prices, databases, hardware, software, programs, engine protocols, models, displays and manuals, including, without limitation, the selection, coordination, and arrangement of the contents thereof and (ii) any unpublished information concerning research activities and plans, marketing or sales plans, pricing or pricing strategies, operational techniques, strategic plans, the identity of customers and customer contacts, customer data, and unpublished financial information, including information concerning revenues, profits and profit margins will be deemed confidential and proprietary to the supplying party ("CONFIDENTIAL INFORMATION").

      7.2 TREATMENT OF CONFIDENTIAL INFORMATION. Each party recognizes the importance of the other's Confidential Information. In particular, each party recognizes and agrees that the Confidential Information of the other is critical to their respective businesses and that neither party would enter into this Agreement without assurance that such information and the value thereof will be protected as provided in this Section 7.2 and elsewhere in this Agreement. Accordingly, each party agrees as follows:

          a. Each party will hold any and all Confidential Information it obtains in strictest confidence and shall use and permit use of Confidential Information solely for the purposes of this Agreement (a "PERMITTED PURPOSE");

          b. Each party may disclose or provide access to its responsible employees, and may make copies, of Confidential Information only to the extent reasonably necessary to carry out Permitted Purposes;

          c. Each party currently has, and in the future shall maintain in effect and enforce, rules and policies to protect against access to or use or disclosure of Confidential Information other than in accordance with this Agreement, including without limitation written instruction to and agreements with employees to ensure that such employees protect the confidentiality of Confidential Information. Each party expressly shall instruct its employees not to disclose Confidential Information to third parties, including without limitation customers, subcontractors or consultants, without the other's prior written consent;

          d. Each party, at its own expense, shall take all steps, including without limitation the initiation and prosecution of actions at law or in equity, necessary or appropriate to prevent use or disclosure, and upon any unauthorized disclosure further unauthorized disclosure or use, of any Confidential Information received or obtained by it except as expressly permitted by the terms of this Agreement;

          e. Neither party will copy (other than regular backup copies), modify, disassemble, reverse engineer or decompile any of the other's Proprietary Information;

                                  Confidential
                                  Page 13 of 21

          f. Neither party will make any use whatsoever at any time the other's Confidential Information except as expressly authorized in this Agreement; and

          g. Each party will notify the other immediately of any unauthorized disclosure or use, and will cooperate with that party to protect all proprietary rights in and ownership of its Confidential Information.

     7.3 EXCLUSIONS. Confidential Information will not include any information or material, or any element thereof, whether or not such information or material is Confidential Information for the purposes of this Agreement, to the extent any such information or material, or any element thereof:

          a. has been previously published or is published hereafter, unless such publication is a breach of this Agreement or a similar non- disclosure agreement;

          b. was already known to the disclosing party prior to being disclosed by or obtained from the other party as evidenced by written records kept in the ordinary course of business of or by proof of actual use by the disclosing party;

          c. has been or is hereafter rightfully received by the disclosing party from a third person (other than the other party) without restriction or disclosure and without breach of this Agreement; or

          d. has been independently developed by the disclosing party.

It shall be presumed that any Confidential Information in a disclosing party's possession is not within exceptions (b), (c) or (d) above, and the burden shall be upon the disclosing party to prove otherwise by records and documentation.

     7.4 COMPELLED DISCLOSURES. To the extent required by applicable law or by lawful order or requirement of a court, governmental authority or self-regulatory agency having competent jurisdiction over the disclosing party, the disclosing party may disclose Confidential Information in accordance with such law or order or requirement, subject to the following conditions: As soon as possible after becoming aware of such law, order or requirement and prior to disclosing Confidential Information pursuant thereto, the disclosing party shall so notify the other party in writing and, if possible, the disclosing party shall provide the other party notice not less than five (5) business days prior to the required disclosure. The disclosing party shall use reasonable efforts not to release Confidential Information pending the outcome of any measures taken by the other party to contest, otherwise oppose or seek to limit such disclosure by the disclosing party and any subsequent disclosure or use of Confidential Information that may result from such disclosure. The disclosing party shall cooperate with the other party regarding such measures. Notwithstanding any such disclosure, the disclosing party shall not affect its obligations hereunder with respect to Confidential Information so disclosed.

     7.5 TREATMENT OF USER INFORMATION. Without limiting any other warranty or obligation specified in this Agreement, an in particular Section 7.2 of this Agreement, during the

                                  Confidential
                                  Page 14 of 21
term of this Agreement and thereafter in perpetuity, Aether will not gather, store, or use any User Information (as defined in Section 2.6 of this Agreement) in any manner and will not disclose, distribute, sell, share, rent or otherwise transfer any User Information to any third party, except as Aether may be expressly and reasonably directed in advance in writing by Schwab. Aether represents, covenants, and warrants that Aether will use User Information only in compliance with Schwab's written instructions, including without limitation its privacy policies then in effect and all applicable laws (including but not limited to policies and laws related to spamming, privacy (including but not limited to any European privacy laws), and consumer protection. Aether hereby agrees to indemnify and hold hannless Schwab against any damages, losses, liabilities, settlements and expenses (including without limitation costs and attorneys' fees) in connection with any claim or action that arises from an alleged violation of the foregoing.

     7.6 RETENTION OF USER INFORMATION. Aether will not retain any User Information for any period longer than necessary for Aether to fulfill its obligations under this Agreement. As soon as Aether no longer needs to retain such User Information in order to perform its duties under this Agreement, including an applicable WP Schedule, Aether will return such User Information in accordance with Section 7.8 of this Agreement.

     7.7 NON-EXCLUSIVE EQUITABLE REMEDY. Each party acknowledges and agrees that due to the unique nature of Confidential Information, there can be no adequate remedy at law for any breach of its obligations hereunder, that any such breach may allow a party or third parties to unfairly compete with the other party resulting in irreparable harm to such party, and therefore, that upon any such breach or any threat thereof, each party will be entitled to appropriate equitable relief from a court of competent jurisdiction in addition to whatever remedies either of them might have at law or equity before a panel of arbitrators appointed in accordance with the arbitration provision of this Agreement and to be indemnified by the other party from any loss or harm, including, without limitation, lost profits and attorneys' fees, in connection with any breach or enforcement of such party's obligations hereunder or the unauthorized use or release of any such Confidential Information. Each party will notify the other in writing immediately upon the occurrence of any such unauthorized release or other breach. Any breach of this Article VII will constitute a material breach of this Agreement and be grounds for immediate termination of this Agreement in the exclusive discretion of the non-breaching party.

     7.8 RETURN OF CONFIDENTIAL INFORMATION. On written request or on the termination of this Agreement, each party will (i) return to the other or destroy the tangible embodiment of the other's Confidential Information in its possession or control; and (ii) provide written confirmation of such party's compliance with this provision.

     7.9 NON-SOLICITATION. During the term of, and for one year after the termination of this Agreement, Aether will not, directly or indirectly, knowingly solicit the employment or services of any employee or consultant of Schwab with whom Aether has had contact or who became known to it in connection with this Agreement, or encourage such employees or consultants to leave Schwab. This Section will not preclude Aether from undertaking general, public solicitations for employees.

                                  Confidential
                                  Page 15 of 21

                                      VIII.

                            PROMOTIONS AND MARKETING

     8.1 MARKETING PLAN. Each WP Schedule will address the respective obligations of each party, if any, with respect to promoting and marketing the corresponding Wireless System.

     8.2 REVIEW OF PROMOTIONAL MATERIAL. Aether will not disclose, publish, or otherwise distribute any promotional, sales, marketing, advertising, and similar materials referring to Schwab or this Agreement, or to any trade name, trademark, service or product of Schwab in any form or medium, including but not limited to, news releases, advertising scripts, direct mail correspondence, customer list, and display advertising, without Schwab's prior written approval, which Schwab may withhold in its sole and absolute discretion.

     8.3 USE OF MARKS. Each party grants to the other a non-exclusive, non-transferable license to use its respective trade names, trademarks, service marks and/or logos (a "MARK") during the term of this Agreement in connection with marketing, promotion and advertising; provided, that when used in printed materials, the Mark will be footnoted upon its appearance with a legend that such Mark is a registered Mark of the other.

     8.4 OWNERSHIP OF MARKS. Each party acknowledges that the other is the sole owner of its respective Marks and agrees that it will take no action to challenge or undermine that party's rights or title to the Mark anywhere in the world. Each party will cooperate with the other's efforts to protect and register its respective Marks. In addition:

          a. A party may only use the other's Mark in its standard form and style as used or authorized in writing by that party. Except as set forth in this Agreement, no other letter(s), word(s), design(s), symbol(s), or other matter of any kind may be superimposed upon, associated with or shown in such proximity to a Mark so as to tend to alter or dilute it, and each party specifically agrees not to combine or associate the Mark with any other mark or trade name.

          b. In all advertisements, promotional literature or other printed matter in which a Mark appears, each party must identify itself by full name and address and state its relationship other. The Mark must be identified as a Mark owned by the respective party, in a form and manner approved by the other party;

          c. Neither party warrants or represents that the other's use of such a Mark will not infringe the trademark rights other persons. In the event that either party is subject to a claim or action, or learns any facts that make such a claim or action reasonably possible, it will notify the other and the parties will negotiate in good faith a solution, including the adoption by a party of new names or marks to identify itself or its business in the territories where problems exist. All such new marks or names will be deemed Marks for purposes of this Agreement; and

                                  Confidential
                                  Page 16 of 21

          d. Each party will maintain the quality of the other's Mark in connection with its usage and placement during the term of this Agreement and in a manner consistent with the industry practices with respect to brokerage activities. Each party reserves the right to monitor the services provided under this Agreement to assure compliance with the standards for services associated with their respective Trademarks.

     8.5 SOLICITATION OF SCHWAB USERS. During the term of this Agreement and thereafter in perpetuity, Aether agrees not to knowingly target or solicit Schwab Users as such, on behalf of itself or any third party, including but not limited to, on behalf of entities that provide brokerage or financial services in direct competition with Schwab. Aether agrees that it will not use or sell to others lists containing information obtained in connection with this Agreement about any Schwab Users. This Section will not preclude Aether from undertaking general, public solicitations for customers.

     8.6 PROMOTION OF COMPETING SERVICES. During the term of this Agreement, Aether agrees not to promote directly or indirectly through a Wireless System governed by this Agreement, the services of itself or of any third party. Unless requested by Schwab in writing, the content and a Wireless System governed by this Agreement will contain no advertising or other promotional material except that specifically authorized by Schwab pursuant to this Agreement.

     8.7 IDENTIFICATION OF AETHER. Schwab agrees to identify Aether as Schwab's "Wireless Data Service Provider" for all Schwab wireless products and service offerings through PDAs and HPCs (as defined above) by Schwab's Electronic Brokerage Enterprise to Schwab retail brokerage customers, except for both one-way and two-way pagers, during the two (2) year period following the Effective Date of this Agreement.

                                       IX.

                                   TERMINATION

     9.1 TERM. This Agreement will be effective as of the Effective Date and will continue in full force for as long as there are WP Schedules in effect under this Agreement.

     9.2 TERMINATION ON BREACH OF LAW. If either party is in material default under any rule, order, determination, ordinance, or law of any federal, state, county, municipal or self-regulatory authority and that party is not in good faith contesting the default, the non-defaulting party may terminate this Agreement at any time thereafter.

     9.3 TERMINATION ON BREACH OF AGREEMENT. If an Event of Default (as defined herein) occurs under this Agreement, and if, within 30 days after the non-defaulting party has given the defaulting party notice of the Event of Default, the defaulting party has not cured the default or, if the default cannot be reasonably cured within such time period, the non-defaulting party may, at its option, terminate this Agreement at any time thereafter. Each of the following will constitute an "EVENT OF DEFAULT" under this Agreement:

                                  Confidential
                                  Page 17 of 21

          a. Any party fails to perform or observe to the reasonable satisfaction of the other party any term, a material covenant or undertaking in this Agreement;

          b. Any party informs the other party of its intention not to perform or observe a term of this Agreement;

          c. Any material warranty, representation or other statement made by or on behalf of one party and contained in this Agreement or in any other document furnished in compliance with or in reference to this Agreement is on the date made or later proves to be false, misleading or untrue in any material respect; or

          d. Any party seeks protection under the United States Bankruptcy Code or similar protection from creditors; or bankruptcy, receivership, insolvency, reorganization, dissolution, liquidation or other similar proceedings will be instituted by or against the non-termination party and not dismissed.

     9.4 TERMINATION OF WIRELESS PROJECTS. Unless otherwise stated in an WP Schedule, Schwab may terminate a Wireless Project, for any reason whatsoever, with respect to all WP Schedules under this Agreement by not less than thirty
(30) days written notice to Aether, specifying the date upon which termination become effective. In the event of any termination of an Wireless Project, Aether will be entitled to payment for services actually rendered by Aether prior to the effective date of termination, in accordance with this Agreement and/or the applicable WP Schedule. Such payment will constitute full settlement of any and all claims of Nimble for payment under the WP Schedule, including without limitation, claims for lost profits.

     9.5 SCHWAB'S TERMINATION. Schwab may terminate this Agreement at its option without breach or penalty if Aether or any of its affiliates: (a) registers as or acquires or merges with a broker-dealer; or (b) merges with or sells substantially all of its assets to another party that Schwab reasonably believes to be a competitor.

     9.6 EFFECTS OF TERMINATION. Upon any termination or expiration of this
Agreement:

          a. Schwab will, within a commercially reasonable period, cease use of all Wireless Systems and use all reasonable commercial means to terminate access by applicable Schwab Users;

          b. Aether will use commercially reasonable efforts to prevent Schwab Users from using or accessing the terminated Wireless Systems and will cooperate with Schwab, at Schwab's expense, in implementing and maintaining a discontinuation notice for sixty (60) days following expiration or termination of the applicable Wireless Systems.

          c. No consideration or indemnity will be payable to either party for loss of profit, goodwill, creation of clientele or other like or unlike items, nor for advertising

                                  Confidential
                                  Page 18 of 21
costs, costs of samples or supplies, termination of employees, employees' salaries and other like or unlike items;

          d. Each party will return or destroy all the Confidential Information in its possession and control and so certify to the other party in writing; and

          e. Neither party will incur any liability whatsoever for any damage, loss or expense of any kind suffered by the other arising from or incidental to any termination of this Agreement which complies with the terms of this Agreement whether or not such party is aware of any such damages, losses or expense.

     9.7 SURVIVAL. All accrued payment obligations hereunder, any remedies for breach of this Agreement, this Section and the following Sections will survive any expiration or termination of this Agreement: Article II (Proprietary Rights); Article IV (Indemnification); Article VII (Confidentiality and Non-Solicitation); Article VIII (Promotions and Marketing); Article IX, Section
9.6 (Effect of Termination); Article X (General Provisions), and termination shall not affect a party's right to claim a breach of representation and warranties of this Agreement.

                                       X.

                               GENERAL PROVISIONS

     10.1 NOTICES. Any notice, notification, demand or request provided or permitted to be given under this Agreement must be in writing and will have been deemed to have been properly given, unless explicitly stated otherwise, if sent by (i) Federal Express or other comparable overnight courier,
(ii) registered or certified mail, postage prepaid, return receipt requested,
(iii) telecopy with confirmation during normal business hours to the place of business of the recipient, or (iv) personal delivery with a signed receipt. For purposes of all notices, the addresses and telecopy numbers of the parties are set forth on the signature page of this Agreement and in the applicable WP Schedules. All notices, notifications, demands or requests so given will be deemed given and received (A) if mailed, seven (7) days after being deposited in the mail, (B) if sent via overnight courier, the next business day after being deposited, (C) if telecopied, the next business day after being telecopied, and
(D) if personally delivered, when delivered.

     10.2 CHOICE OF LAW AND VENUE. THIS AGREEMENT AND THE APPLICATION OR INTERPRETATION HEREOF, WILL BE GOVERNED EXCLUSIVELY BY THE LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS. VENUE FOR ANY ACTION RELATING TO THIS AGREEMENT WILL BE MAINTAINED IN SAN FRANCISCO COUNTY, CALIFORNIA.

     10.3 HEADINGS AND SECTIONS. The headings in this Agreement are inserted for convenience only and do not describe, interpret, define or limit the scope, extent or intent of this

                                  Confidential
                                  Page 19 of 21

Agreement or any provision hereof. Unless the context requires otherwise, all references in this Agreement to Sections will be deemed to mean and refer to Sections of this Agreement.

     10.4 INDEPENDENT PARTIES. Nothing contained herein will be deemed to create or construed as creating a joint venture or partnership between Schwab and Aether. Schwab is not, by virtue of this Agreement or otherwise, authorized as an agent or legal representative of Aether. Schwab is not granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of Aether or to bind either in any manner. Further, it is not the intention of this Agreement or of the parties hereto to confer a third party beneficiary right of action upon any third party or entity whatsoever, and nothing hereinbefore or hereinafter set forth will be construed so as to confer upon any third party or entity other than the parties hereto a right of action under this Agreement or in any manner whatsoever.

     10.5 AMENDMENTS AND ORDER OF PRECEDENCE. Notwithstanding anything else contained in this Agreement, this Agreement may be amended, supplemented or restated only with the written consent of both parties. In the event of any conflict or inconsistency between this Agreement and any WP Schedule, the WP Schedule will control, but only with respect to the products and services covered by such WP Schedule.

     10.6 NUMBER AND GENDER. Where the context so indicates, the masculine includes the feminine and the neuter, the neuter includes the masculine and feminine, and the singular includes the plural.

     10.7 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which is considered an original and will be binding upon the party who executed the same, but all of such counterparts will constitute the same agreement.

     10.8 ARBITRATION. Any controversy with respect to this Agreement or Aether, whether arising before or after this Agreement, between or among any party will be resolved by arbitration. Any arbitration under this Agreement will be conducted in accordance with the rules, then applying, of the American Arbitration Association. The award of the arbitrators will be final and binding on the parties, and judgment upon the award rendered may be entered in any court, state or federal, having jurisdiction. This agreement to arbitrate does not entitle any party to arbitrate claims that would be barred by the applicable statute of limitations if such claims were brought in a court of competent jurisdiction. If at the time a demand for arbitration is made, the claims sought to be arbitrated would have been barred by the relevant statute of limitations or other time bar, any party may assert the limitations as a bar to the arbitration by applying to any court of competent jurisdiction. The failure to assert such bar by application to a court, however, will not preclude its assertion before the arbitrators.

     10.9 COOPERATION. Each party agrees, to the extent called upon by the other, to cooperate with such party with regard to matters relating to regulatory and compliance matters and threatened or pending litigation or arbitration against that party with regard to activities conducted under this Agreement.

                                  Confidential
                                  Page 20 of 21

     10.10 SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, the legality, validity and enforceability of the remaining provisions of this Agreement will not be affected thereby, and in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be legal, valid and enforceable.

     10.11 ENTIRE AGREEMENT. This Agreement and its exhibits (i) constitute the entire agreement between the parties relating to the subject matter hereof, and
(ii) supersede all previous contracts and agreements between the parties hereto, both oral and written.

     10.12 AUTHORSHIP. This Agreement will not be construed in favor or against either party by reason of the authorship of any provisions hereof.

     10.13 FORCE MAJEURE. If either party cannot perform any of its obligations because of any act of God, accident, strike, court order, fire, riot, war, or any other cause not within the party's control ("FORCE MAJEURE"), then the non-performing party shall: (i) immediately notify the other party; (ii) take reasonable steps to resume performance as soon as possible; and (iii) not be considered in breach during the duration of the Force Majeure event. In the event, a Force Majeure event continues for a period of ten (10) business days, Schwab may terminate this Agreement by providing written notice to Aether to that effect. Such a termination shall be considered "for cause." In no event shall Force Majeure include breach of any Year 2000 obligation or warranty in this Agreement, or of failures of hardware or software of Aether.

     10.14 ASSIGNMENT. Neither party may assign its rights or delegate its obligations hereunder without the express written consent of the other party, which consent may not be unreasonably withheld, provided, however, that Schwab may assign this Agreement and all of its rights and obligations hereunder to any Schwab Affiliate upon 30 days' prior notice to Aether so long as the assignee agrees to abide by the terms and conditions of this Agreement. In no event may Aether assign its rights or delegate its obligations hereunder, without Schwab's prior written consent, which may be withheld in Schwab's reasonable discretion. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective representatives, successors and assigns.

             IN WITNESS WHEREOF, duly authorized representatives of the parties have executed this Agreement as of the Effective Date:


          CHARLES SCHWAB & CO., INC.                     AETHER SYSTEMS,INC.


 /s/ Robert Taylor                          /s/ W. B. Hannon
 ------------------------------------       -----------------------------------
 Signature  BOB TAYLOR                      Signature    W B HANNON
 ------------------------------------       -----------------------------------
 Printed Name VICE PRESIDENT                Printed Name VICE PRESIDENT
 ------------------------------------       -----------------------------------
 Title    12/23/99                          Title     12-23-99
 ------------------------------------       -----------------------------------
 Date                                       Date


                                  Confidential
                                 Page 21 of 21